Exhibit 99.2
Carvana Announces Third Quarter 2019 Financial Results

Retail Units Sold of 46,413 an increase of 83% YoY
Revenue of $1.095 Billion, an increase of 105% YoY
Total Gross Profit (incl. gift) of $137.5 Million, an increase of 140% YoY
Vehicles Purchased Directly from Customers up 249% YoY

PHOENIX – November 6, 2019 – Carvana Co. (NYSE: CVNA), a leading e-commerce platform for buying and selling used cars, today announced financial results for the quarter ended September 30, 2019. Carvana’s complete third quarter 2019 financial results and management commentary can be found by accessing the Company’s shareholder letter on the quarterly results page of the investor relations website.

“We are proud to announce our 23rd consecutive quarter of triple digit revenue growth in the business and even faster growth in our offering of buying cars from customers," said Ernie Garcia, founder and CEO of Carvana. “This quarter marks another significant step towards achieving our mission of changing the way people buy cars.”

Conference Call Details

Carvana will host a conference call today, November 6, 2019, at 5:30 p.m. EST (2:30 p.m. PST) to discuss financial results. To participate in the live call, analysts and investors should dial (833) 255-2830 or (412) 902-6715 and ask for “Carvana Earnings.” A live audio webcast of the conference call along with supplemental financial information will also be accessible on the company's website at https://investors.carvana.com/. Following the webcast, an archived version will also be available on the Investor Relations section of the company’s website. A telephonic replay of the conference call will be available until November 13, 2019, by dialing (877) 344-7529 or (412) 317-0088 and entering passcode 10135799#.

Forward Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Carvana’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "likely," "outlook," "plan," "potential," "project," "projection," "seek," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K for 2018 and our Quarterly Report on Form 10-Q for Q3 2019. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Carvana does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.

About Carvana (NYSE: CVNA)
Founded in 2012 and based in Phoenix, Carvana’s (NYSE: CVNA) mission is to change the way people buy cars. By removing the traditional dealership infrastructure and replacing it with technology and exceptional customer service, Carvana offers consumers an intuitive and convenient online car buying and financing platform. Carvana.com enables consumers to quickly and easily shop more than 15,000 vehicles, finance, trade-in or sell their current vehicle to Carvana, sign contracts, and schedule as-soon-as-next-day delivery or pickup at one of Carvana’s patented, automated Car Vending Machines.

For further information on Carvana, please visit www.carvana.com, or connect with us on Facebook, Instagram or Twitter.

Investor Relations:
Carvana
Mike Levin
investors@carvana.com

or

Media Contact:
Carvana
Amy O’Hara
press@carvana.com